

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH SEPTEMBER 30, 2021

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index



Overview	4
Management Team	5
Business Model	6
Net Income	8
Non-Interest Income	9
ROE	10
Stock Price	11
Deposit Trends and Current Composition	13
Loan Trends and Current Composition	14
Diversification of CRE Loans by Property Type	15
Payroll Protection Program Loans	16
Indirect Automobile Loans	17
Third Quarter 2021 Financial Highlights	19
2020 Financial Highlights	20
2020 Financial Highlights – Five Year	21
Recent Expansion Strategy	22
Bank of Feather River Acquisition	23
Strengths & Challenges	24
Recent Awards	25



Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Quincy, CA

Bank Branches: 14

Year Established: 1980

PLUMAS BANCORP


Modoc National Forest
Lassen National Forest
Redding
Red Bluff
Chico
Reno
Tahoe National Forest
Yuba City
Roseville
Folsom
Sacramento
Mendocino National Forest

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 15

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 13

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 8

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 3

PLUMAS BANCORP

Business Model

- Branch network of 14 full-service branches and 2 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Decline of 7% in 2020
- Net Interest Income increased by $841 thousand
- Bank Net Interest Margin declined to 4.1% vs. bank peers at 3.50% in 4Q20*



Net Income
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,818
$7,474
$8,189
$13,992
$15,512
$14,475
2015
2016
2017
2018
2019
2020

PLUMAS BANCORP

* Average for CA Banks $1B-$3B



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Gains on sale of SBA loans
  - Loan servicing fees

PLUMAS BANCORP



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2015: $2,368 $1,586 $1,942 $562 $1,257
2016: $2,291 $1,740 $1,770 $642 $1,209
2017: $2,467 $1,987 $2,039 $731 $1,056
2018: $2,576 $2,174 $1,903 $800 $1,428
2019: $2,695 $2,374 $867 $760 $1,439
2020: $2,323 $2,568 $1,344 $841 $1,387
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE leads bank peers at 14.7% in 2020
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
2020
11.6%
13.5%
13.7%
20.8%
18.7%
14.7%
8.6%
7.4%
6.0%
10.8%
11.1%
8.9%
Plumas Bank
CA Banks $1B-$3B, beginning in 2020



Lake Almanor

- CAGR of 29% on stock price over the past five years
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP

Stock Price to Earnings per Share



20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
Plumas Bancorp
CA Banks $1B-$5B


Mount Shasta

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

- Record level of deposits
- All core, no brokered deposits



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$527
$582
$663
$727
$747
$974
$1,404
Dec. 31, 2015
Dec. 31, 2016
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Sept. 30, 2021

- Average interest-bearing deposit rate is 0.14%



Time 5%
Money Market 19%
Non-Interest Bearing 52%
Savings 24%

Balances as of Sept. 30, 2021

PLUMAS BANCORP

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.40% in 2021



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$401
$461
$487
$566
$620
$709
$839
2015
2016
2017
2018
2019
2020
Sept. 30, 2021

- 73% of portfolio balance is variable rate, of which 55% are at a floor rate



RE/Residential 1%
RE/Construction 5%
Home Equity Lines 4%
PPP 7%
CRE/Investor 24%
CRE/Multi Family 7%
Commercial 8%
CRE/Owner 17%
Indirect Auto 11%
Agricultural 16%

Balances as of Sept. 30, 2021

PLUMAS BANCORP

Diversification of Commercial Real Estate Loans by Property Type


70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Mixed Commercial
Hospitality
Residential
Mini Storage
Gas Stations
Industrial
Other Special Purpose
Mixed Commercial & Residential
Other General Purpose
Medical Facilities
Restaurants
Unknown
Assisted Living Facility
Commercial Land Development
Gaming
Residential Land Development
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Sept. 30, 2021

PLUMAS BANCORP

Payroll Protection Program Loans[1]

- 593 PPP loans outstanding with an average balance of $101,000
- Total PPP loans originated - $197 million
- Fees collected from the SBA - $12.1 million
- Balance of unearned fees - $2.6 million
- Balance of PPP loans at 9/30/21 - $60 million
- Balance with a two-year maturity - $4.2 million
- Balance with a five-year maturity - $55.8 million

Balances as of Sept. 30, 2021

(1) Excludes Bank of Feather River but includes activity at our Yuba City branch.

PLUMAS BANCORP

Indirect Automobile Loans

- Total automobile loans - $90.4 million
- Average balance - $22.4 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 732
- Delinquent loans as a percent of total by dollars – 1.69%


BALANCE BY LOAN TYPE
Used Vehicle
New Vehicle
49%
51%

Balances as of Sept. 30, 2021



Modoc County

Financial Recap

PLUMAS BANCORP

Third Quarter 2021 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	09/30/2021	09/30/2020	Change	% Change
Assets	$ 1, 571,480	$ 1,115,949	$ 455,531	40.8%
Deposits	$ 1,404,446	$ 977,529	$ 426,917	43.7%
Loans	$ 828,611	$ 733,989	$ 94,622	12.9%
Net Income	$ 6,578	$ 3,692	$ 2,886	78.2%
Income Before Tax	$ 8,700	$ 5,092	$ 3,608	70.9%
Net Interest Income	$ 13,550	$ 9,535	$ 4,015	42.1%
Net Interest Margin	3.83%	3.73%	0.10%	2.7%
ROAA	1.71%	1.37%	0.34%	24.8%
ROAE	19.6%	15.5%	4.1%	26.5%
Book Value per Share	$ 22.29	$ 18.53	$ 3.76	20.3%
Diluted EPS	$ 1.12	$ 0.71	$ 0.41	57.7%

2020 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	12/31/2020	12/31/2019	Change	% Change
Assets	$ 1,111,576	$ 865,191	$ 246,385	28.5%
Deposits	$ 973,974	$ 747,324	$ 226,650	30.3%
Loans	$ 709,939	$ 619,718	$ 90,221	14.6%
Net Income	$ 14,475	$ 15,512	($ 1,037)	(6.7%)
Income Before Tax	$ 19,952	$ 21,380	($ 1,428)	(6.7%)
Net Interest Income	$ 38,396	$ 37,555	$ 841	2.2%
Net Interest Margin	4.02%	4.75%	(0.73%)	(15.4%)
ROAA	1.43%	1.82%	(0.39%)	(21.4%)
ROAE	15.5%	20.2%	(4.7%)	(23.3%)
Book Value per Share	$ 19.33	$ 16.36	$ 2.97	18.2%
Diluted EPS	$ 2.77	$ 2.97	($ 0.20)	(6.7%)

PLUMAS BANCORP

2020 Financial Highlights – Five Year



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	%
Assets	$ 1,111,576	$ 865,191	$ 824,398	$ 745,427	$ 657,975	69%
Deposits	$ 973,974	$ 747,324	$ 726,565	$ 662,657	$ 582,353	67%
Loans	$ 709,939	$ 619,718	$ 566,199	$ 486,634	$ 461,123	54%
Nonperforming assets/total assets	0.27%	0.33%	0.28%	0.59%	0.53%	(49%)
Net Income	$ 14,475	$ 15,512	$ 13,992	$ 8,189	$ 7,474	94%
Net Interest Margin	4.02%	4.75%	4.70%	4.35%	4.21%	(5%)
Efficiency ratio	50.6%	49.9%	52.0%	55.5%	58.9%	(14%)
ROAA	1.43%	1.82%	1.83%	1.18%	1.20%	19%
ROAE	15.5%	20.2%	23.3%	15.4%	16.1%	(4%)
Book Value per Share	$ 19.33	$ 16.36	$ 13.03	$ 11.00	$ 9.80	97%
Diluted EPS	$ 2.77	$ 2.97	$ 2.68	$ 1.58	$ 1.47	88%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
May '14
Opened LPO
Chico
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Redding
Chico
Yuba City
Sacramento
Reno
Branch
Loan Production Office

PLUMAS BANCORP


BANK OF FEATHER RIVER

Bank of Feather River Acquisition

Effective July 1st, 2021

- **Purchase price** - $4.7 million in cash and 598,020 shares valued at $18.7 million for a total price of $23.4 million.
- **Total assets acquired** - $205 million
- **Total loans acquired** - $160 million
- **Total deposits assumed** - $177 million
- **Goodwill** - $5.5 million
- **Core deposit intangibles** - $1.0 million

PLUMAS BANCORP



Lake Tahoe

Challenges

- Replacing PPP loans as balances are forgiven.
- Margin compression
- Management succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- Bankers Cup – Recognizing the top 10% of Community Banks
  3rd Best Performing Community Bank in the Nation 2020
  2nd Best Performing Community Bank in the Nation 2018-2019
  5th Best Performing Community Bank in the Nation 2017
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020
  (publicly traded on a major exchange with market cap below $2.5 billion)
  By Sandler O'Neill + Partners

- Top 100 Community Banks 2019
  Top 2% of all Community Banks 2018
  (with assets under $3 billion)
  By S&P Global Market Intelligence

- CB Top 10 – Recognizing the top 10% of Community Banks 2015-2Q2021
  (community banks with assets between $1 billion and $5 billion)
  By CB Resources, Inc.

- 'Super Premier' Performing Bank 2015-2020
  By The Findley Reports

- Bison Select Financial Institution 2019-2020
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson